Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 I, Phillip Hamilton, President and Chief Executive Officer of Global Diversified Industries, Inc. (the "Company"), certify, pursuant to 18 U.S.C.
Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) the Quarterly Report on Form 10-QSB of the Company for the period ended October 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 20, 2006     By: /s/ Phillip Hamilton
                            -------------------------------------
                            President and Chief Executive Officer
                            (Principal Executive Officer)